SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 9, 2004
                                        ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              1-3950                                   38-0549190
              ------                                   ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                   48126
 -------------------------------------                   -----
 (Address of principal executive offices)              (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

     Our  news  release  dated  January  9,  2004   concerning   2004  financial
milestones, filed as Exhibit 20 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation           Description                Method of Filing
-----------           -----------                ----------------

Exhibit 20            News Release dated
                      January 9, 2004            Filed with this Report













                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         FORD MOTOR COMPANY
                                         ----------------------------------
                                         (Registrant)


Date:  January 9, 2004                   By: /s/Kathryn S. Lamping
                                             -----------------------
                                             Kathryn S. Lamping
                                             Assistant Secretary





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                                      -3-


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated January 9, 2004